VIACOM INC.,

                            VIACOM INTERNATIONAL INC.

                                       AND

                                 CITIBANK, N.A.,

                                     Trustee


                   ------------------------------------------

                          FIFTH SUPPLEMENTAL INDENTURE

                          Dated as of January 17, 2001




                      To Indenture dated as of May 15, 1995
                                      among
                                  VIACOM INC.,
                            VIACOM INTERNATIONAL INC.
                                       and
                                 CITIBANK, N.A.,
                                     Trustee

                   ------------------------------------------


                             Senior Debt Securities

     FIFTH SUPPLEMENTAL INDENTURE, dated as of January 17, 2001, among VIACOM INC., a Delaware corporation (the "Company"), VIACOM INTERNATIONAL INC., a Delaware corporation (the "Guarantor") and CITIBANK, N.A., a national banking association, as successor in interest to State Street Bank and Trust Company and The First National Bank of Boston, trustee (the "Trustee") to the Indenture, dated as of May 15, 1995, among the Company, the Guarantor and the trustee party thereto, as supplemented by the First Supplemental Indenture, dated as of May 24, 1995, among the Company, the Guarantor and the trustee party thereto, as supplemented and amended by the Second Supplemental Indenture and Amendment No. 1, dated as of December 15, 1995, among the Company, the Guarantor and the trustee party thereto, as supplemented by the Third Supplemental Indenture, dated as of July 22, 1996, among the Company, the Guarantor and the trustee party thereto and as further supplemented by the Fourth Supplemental Indenture (the "Fourth Supplemental Indenture"), dated as of August 1, 2000, among the Company, the Guarantor and the Trustee (as so amended, the "Indenture").

                             RECITALS OF THE COMPANY

     WHEREAS, Section 901(1) of the Indenture permits supplements thereto without the consent of Holders of Securities to add to the covenants of the Company for the benefit of all or any series of Securities;

     WHEREAS, Section 901(4) of the Indenture permits supplements thereto without the consent of Holders of Securities to change any provisions of the Indenture with respect to a series of Securities, where there are no Securities Outstanding which are entitled to the benefit of such provision;

     WHEREAS, Section 901(8) of the Indenture permits supplements thereto without the consent of Holders of Securities to make provisions with respect to matters or questions arising under the Indenture, provided that the interests of the Holders of Securities of any series or any related coupons are not adversely affected thereby in any material respect;

     WHEREAS, as contemplated by Section 301 of the Indenture, the Company intends to issue and the Guarantor intends to guarantee from time to time a new series of Securities, consisting of the 6.40% Senior Notes due 2006 (the "2006 Senior Notes") under the Indenture;

     WHEREAS, as contemplated by Section 901(8) of the Indenture, the Company is re-opening the two series of Securities established pursuant to the Fourth Supplemental Indenture (such re-opened Securities to be referred to herein as the 7.70% Senior Notes due 2010 (the "2010 Senior Notes") and the 7.875% Senior Debentures due 2030 (the "Senior Debentures")) for further issuances of additional Securities of such series;

     WHEREAS, as contemplated by Section 301 of the Indenture, the Company wishes to add to the covenants of the Company for the sole benefit of the Holders of the 2006 Senior Notes and to make certain changes to other provisions of the Indenture,; and

     WHEREAS, as contemplated by Section 901(8) of the Indenture, the Company wishes to amend the Fourth Supplemental Indenture to supplement the terms of the 2010 Senior Notes and the Senior Debentures by including provisions allowing for the issuance of the 2010

Senior Notes and the Senior Debentures in reliance on Rule 144A and Regulation S and for their subsequent exchange for Exchange Notes or Exchange Debentures, as applicable.

          NOW, THEREFORE, THIS FIFTH SUPPLEMENTAL INDENTURE WITNESSETH:

     For consideration, the adequacy and sufficiency of which are hereby acknowledged by the parties hereto, each party agrees as follows, for the benefit of the other party and for the equal and proportionate benefit of all Holders of the 2006 Senior Notes, the 2010 Senior Notes and the Senior Debentures, as follows:

SECTION 1. For the purpose of this Fifth Supplemental Indenture, all terms used herein, unless otherwise defined, shall have the meaning assigned to them in the Indenture, as amended hereby.


SECTION 2. The Company shall issue from time to time, and the Guarantor shall guarantee from time to time, (a) 2006 Senior Notes in an aggregate principal amount of $400,000,000, (b) 2010 Senior Notes in an aggregate principal amount of $500,000,000 and (c) Senior Debentures in an aggregate principal amount of $750,000,000. The form of the 2006 Senior Notes is set forth in Exhibit A hereto. The forms of the 2010 Senior Notes and the Senior Debentures are set forth in Exhibit B and Exhibit C hereto, respectively, which forms hereby replace the forms of the 2010 Senior Notes and the Senior Debentures set forth in Exhibit A and Exhibit B, respectively, to the Fourth Supplemental Indenture. The 2006 Senior Notes, 2010 Senior Notes and Senior Debentures shall include the legends set forth on the face of Exhibit A, Exhibit B and Exhibit C hereto, respectively (substantially in the form so set forth), so long as such Securities are Restricted Securities.


SECTION 3. The 2006 Senior Notes, 2010 Senior Notes and Senior Debentures offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global 2006 Senior Notes, permanent global 2010 Senior Notes or permanent global Senior Debentures in registered form, substantially in the form set forth in Exhibit A, Exhibit B and Exhibit C hereto, respectively, (the "U.S. Global 2006 Senior Notes", the "U.S. Global 2010 Senior Notes" and the "U.S. Global Senior Debentures," and, collectively, the "U.S. Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in Section 303 of the Indenture. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

     The 2006 Senior Notes, 2010 Senior Notes and Senior Debentures offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global 2006 Senior Notes, permanent global 2010 Senior Notes or permanent global Senior Debentures, as the case may be, in registered form, substantially in the forms set forth in Exhibit A, Exhibit B and Exhibit C hereto, respectively, (the "Offshore Global 2006 Senior Notes", "Offshore Global 2010 Senior Notes" and the "Offshore Global Senior

Debentures," collectively, the "Offshore Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as provided in Section 303 of the Indenture. The aggregate principal amount of the Offshore Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     The U.S. Global Securities and the Offshore Global Securities are sometimes referred to herein as the "Global Securities."


SECTION 4. For the sole benefit of the Holders of the 2006 Senior Notes, Section 101 of the Indenture shall be amended by deleting the definitions of "Authorized Newspaper," "Corporate Trust Office," "Principal Property," "Sale and Leaseback Transaction" and "United States Person" and replacing such definitions with the following definitions:

          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place; provided, however, that so long as a series of Securities is listed on the Luxembourg Stock Exchange, Authorized Newspaper solely with respect to such series of Securities shall mean a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort) or, if publication in such newspaper is not practicable, a leading English language daily newspaper with general circulation in Europe, that is published each Business Day in morning editions, whether or not published in Saturday, Sunday or holiday editions. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at Citibank, N.A., 111 Wall Street, 14th Floor, New York, New York, 10005; Attention: Citibank Agency and Trust Services.

          "Principal Property" means any parcel of real property and related fixtures or improvements (other than telecommunications equipment, including, without limitation, satellite transponders) owned by the Company or any Restricted Subsidiary and located in the United States, the aggregate book value of which on the date of determination exceeds $1.0 billion, other than any such real property and related fixtures or improvements which, as determined in good faith by the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries, taken as a whole.

          "Sale and Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Person; provided, however, that "Sale and Leaseback Transaction" shall not include such arrangements that were existing on January 17, 2001, or at the time any Person owning a Principal Property becomes a Restricted Subsidiary (whether by acquisition or otherwise, including through merger or consolidation).

          "United States Person" means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States Person under any applicable Treasury regulations), any estate the income of which is subject to United States federal income taxation regardless of its source, or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in the Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States Persons prior to such date that elect to continue to be treated as United States Persons, will also be United States Persons.


SECTION 5. For the sole benefit of the Holders of the 2006 Senior Notes, Section 101 of the Indenture shall be amended by adding the following definitions, each in appropriate alphabetical order:

          "Agent" means any Transfer Agent, Registrar, co-Registrar, Paying Agent or Authenticating Agent.

          "Closing Date" means January 17, 2001.

          "Depositary" means, as applicable, either the U.S. Depositary or the Common Depositary.

          "Exchange Notes" means any securities of the Company containing terms identical to the 2006 Senior Notes (except that such Exchange Notes shall be registered under the Securities Act and shall not include the restrictions on transfer or any increase in the interest rate) that are issued and exchanged for the 2006 Senior Notes pursuant to the Registration Rights Agreement and the Indenture.

          "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

          "non-United States Person" means a Person who is not a United States Person.

          "Participant" means a Person who has an account with a Depositary.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated January 17, 2001, between the Company, the Guarantor, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. and certain permitted assigns specified therein.

          "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

          "Regulation S" means Regulation S under the Securities Act.

          "Regulation S Non-U.S. Person" means a person who is not a "U.S. Person" as defined in Regulation S.

          "Regulation S U.S. Person" has the meaning assigned thereto in Regulation S.

          "Restricted Security" means any 2006 Senior Note that has not been sold in connection with an effective Registration Statement.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.


SECTION 6. For the sole benefit of the Holders of the Senior Notes due 2010 and the Senior Debentures, Section 1 of the Fourth Supplemental Indenture is hereby amended by adding the following definitions, each in appropriate alphabetical order:

     "Closing Date" means January 17, 2001.

     "Exchange Notes" or "Exchange Debentures" means any securities of the Company containing terms identical to the 2010 Senior Notes or Senior Debentures, as the case may be, (except that such Exchange Notes or Exchange Debentures shall be registered under the Securities Act and shall not include the restrictions on transfer or any increase in the interest rate) that are issued and exchanged for the 2010 Senior Notes or Senior Debentures, as the case may be, pursuant to the Registration Rights Agreement and the Indenture.

     "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated January 17, 2001, between the Company, the Guarantor, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. and certain permitted assigns specified therein.

     "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Non-U.S. Person" means a person who is not a "U.S. Person" as defined in Regulation S.

     "Regulation S U.S.  Person" has the meaning  assigned thereto in Regulation
S.

     "Restricted Security" means any 2010 Senior Note or Senior Debenture that has not been sold in connection with an effective Registration Statement.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

SECTION 7. For the sole benefit of the Holders of the Senior Notes due 2006,
Section 106 shall be amended by deleting clause (1) thereof and replacing such clause (1) in its entirety with the following:

          (1) such notice shall be sufficiently given to Holders of Registered Securities (unless otherwise herein expressly provided) (a) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice, and (b) for so long as a series of Registered Securities is listed on the Luxembourg Stock Exchange and it is required by rules of the Luxembourg Stock Exchange, publication shall have been made of such notice with regard to such series of Securities in the English language in an Authorized Newspaper.


SECTION 8. For the sole benefit of the holders of (i) the 2006 Senior Notes, Sections 305, 305A and 305B of the Indenture are hereby deleted in their entirety and replaced by the following Sections 305, 305A, 305B, 305C, 305D and 305E (the "New Provisions"); and (ii) the 2010 Senior Notes and the Senior Debentures, Section 6 of the Fourth Supplemental Indenture is hereby deleted in its entirety and replaced with the following; provided that references to the 2010 Senior Notes and the Senior Debentures (or any other similar term) contained in the New Provisions shall be deleted from the version of the New Provisions which applies to the 2006 Senior Notes; and provided further, that references to the 2006 Senior Notes (or any other similar term) contained in the New Provisions shall be deleted from the version of the New Provisions which applies to the 2010 Senior Notes and the Senior Debentures:

          SECTION 305. Registrar and Paying Agent. The Company shall maintain an office or agency in the City of New York where Securities may be presented for transfer or for exchange (the "Transfer Agent") and for the registration of such transfer or exchange (the "Registrar", which term shall include acting in the capacity of Transfer Agent), an office or agency in the City of New York where Securities may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served, which shall be in the Borough of Manhattan, The City of New York and, in the event any series of Securities is listed on the Luxembourg Stock Exchange, in Luxembourg with respect to such series. The Company shall cause the Registrar to keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Company may have one or more co-Registrars and one or more additional Paying Agents.

          The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Company fails to maintain a Registrar, Paying Agent and/or agent for service of notices and demands, the Trustee shall act as such Registrar, Paying Agent and/or agent for service of notices and demands. The Company may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Company, any Subsidiary of the Company, or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar, and/or agent for service of notice and demands.

          The Company initially appoints the Trustee as Registrar, Paying Agent, Authenticating Agent and agent for service of notice and demands and Kredietbank S.A. Luxembourgeoise as Transfer Agent, Paying Agent and agent for service of notice and demands in Luxembourg, at Kredietbank S.A. Luxembourgeoise, 43, Boulevard Royal, L-2955 Luxembourg; Attention:
     Corporate Trust Department. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee as of each Regular Record Date and at such other times as the Trustee may reasonably request the names and addresses of Holders as they appear in the Security

     Register, including the aggregate principal amount of Securities held by each Holder.

          SECTION 305A. Transfer and Exchange. A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Securities may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Security shall be required to be reflected in a book-entry. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations; provided that (i) the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met (including that such Securities are duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and Registrar duly executed by the Holder thereof or by an attorney who is authorized in writing to act on behalf of the Holder) and (ii) the requirements of Section 305D herein are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange or redemption of the Securities, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith. Securities presented to Kredietbank S.A. Luxembourgeoise with a request to register the transfer or exchange of such Securities will be forwarded, along with such request, by Kredietbank S.A. Luxembourgeoise to the Registrar.

          The Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Article Eleven and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 305B. Legend on Restricted Securities. Unless and until a 2006 Senior Note, a 2010 Senior Note or a Senior Debenture is exchanged for an Exchange Note or Exchange Debenture, as the case may be, or sold in connection with an effective

     Shelf Registration Statement pursuant to the Registration Rights Agreement,
     (i) the U.S. Global 2006 Senior Notes, the U.S. Global 2010 Senior Notes and U.S. Global Senior Debentures shall bear the legend set forth on the face of Exhibit A, Exhibit B and Exhibit C hereto, respectively, and (ii) the Offshore Global 2006 Senior Notes, the Offshore 2010 Senior Notes and Offshore Global Senior Debentures shall bear the legend set forth on the face of Exhibit A, Exhibit B and Exhibit C hereto respectively, until (A) at least the 41st day after the Closing Date and (B) receipt by the Company and the Trustee of a certificate substantially in the form of Appendix I hereto.

          Except as provided in Section 305D, the Trustee shall not issue any unlegended 2006 Senior Notes, 2010 Senior Notes or Senior Debentures until it has received an Officers' Certificate from the Company directing it to do so.

          SECTION 305C. Book-Entry Provisions for U.S. Global Securities and Offshore Global Securities. (a) Each U.S. Global Security and Offshore Global Security initially shall (i) be registered in the name of the Depositary for such U.S. Global Security or Offshore Global Security or the nominee of such Depositary, (ii) be delivered, as applicable, either to the Trustee, as U.S. Depositary, or to the Common Depositary and (iii) bear legends as set forth on the face of the form of the 2006 Senior Note, 2010 Senior Note or Senior Debenture, as the case may be.

          Members of, or Participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian or the Common Depositary, as applicable, or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees, and as further specified in
     Section 305D. Transfers of interests in one Global Security to parties who will hold the interests through the same Global Security will be effected in the ordinary way in accordance with the respective rules and operating procedures of the applicable Depositaries and the provisions of Section 305D. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" of Euro-clear and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Cedel S.A. shall be applicable to interests in the Global Securities that are held by Agent Members through Euro-clear and Cedel S.A.

          (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in such other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for so long as it remains such an interest.

          (d) In connection with any transfer of a portion of the interests in a Global Security to beneficial owners pursuant to paragraph (b) of this
     Section 305C, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the interest in such Global Security to be transferred.

          (e) In connection with the transfer of the U.S. Global Securities or the Offshore Global Securities, in whole, to beneficial owners pursuant to paragraph (b) of this Section 305C, the U.S. Global Securities or Offshore Global Securities, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation.

          (f) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (g) The Securities are initially solely issuable as Global Securities. Registered Securities shall only be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security, if (i) the Depositary with respect to such Global Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, as the case may be, and a successor Depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request to the foregoing effect from the Depositary or the Trustee.

          (h) All Securities issued upon any transfer or exchange of Securities shall be valid, legally enforceable obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

          SECTION 305D. (a) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of 2006 Senior Notes, 2010 Senior Notes or Senior Debentures constituting a Restricted Security to a qualified institutional buyer as defined in Rule 144A (a "QIB"):

               (i) if the 2006 Senior Notes, 2010 Senior Notes or Senior Debentures to be transferred consist of an interest in the U.S. Global

          Securities, the transfer of such interest may be effected through the book-entry system maintained by the Depositary; and

               (ii) (A) if the proposed transferor is an Agent Member holding a beneficial interest in the Offshore Global 2006 Senior Notes, Offshore Global 2010 Senior Notes or Offshore Global Senior Debentures, upon receipt by the Registrar of instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Offshore Global 2006 Senior Notes, Offshore Global 2010 Senior Notes or Offshore Global Senior Debentures, as the case may be, in an amount equal to the principal amount of the beneficial interest in the Offshore Global 2006 Senior Notes, Offshore Global 2010 Senior Notes or Offshore Global Senior Debentures to be transferred, and (B) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global 2006 Senior Notes, U.S. Global 2010 Senior Notes or U.S. Global Senior Debentures, as the case may be, in an amount equal to the principal amount of the Offshore Global 2006 Senior Notes, Offshore Global 2010 Senior Notes or Offshore Global Senior Debentures to be transferred and the Trustee shall decrease the amount of the Offshore Global 2006 Senior Notes, Offshore Global 2010 Senior Notes or Offshore Global Senior Debentures.

          (b) Transfers of Interests in the Offshore Global Securities. The following provisions shall apply with respect to any transfer of interests in Offshore Global Securities:

               (i) until the expiration of the 40-day distribution compliance period within the meaning of Rule 903 of Regulation S, any offer or sale of interests in the Offshore Global Securities shall be made (a) outside the United States (1) in compliance with Rule 903 or 904 under the Securities Act or (2) to a QIB in compliance with Rule 144A and
          (b) in accordance with all applicable securities laws of the states of the United States or any other applicable jurisdiction;

               (ii) prior to the removal of the legend from the Offshore Global Securities pursuant to Section 305B, the Registrar shall refuse to register such transfer unless such transfer complies with this Section 305D, and

               (iii) after such removal, the Registrar shall register the transfer of any such 2006 Senior Note, 2010 Senior Note or Senior Debenture without requiring any additional certification.

          (c) Transfers to Regulation S Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Restricted Security to a Regulation S Non-U.S. Person:

               (i) The Registrar shall register any proposed transfer to any Regulation S Non-U.S. Person if (A) the Security to be transferred is an interest in U.S. Global Securities, (B) the proposed transferor has delivered to the Registrar a certificate substantially in the form of Appendix I hereto and (C) if requested by the Company, the proposed transferee has delivered to the Registrar an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.

               (ii) (A) If the proposed transferor is an Agent Member holding a beneficial interest in U.S. Global 2006 Senior Notes, U.S. Global 2010 Senior Notes or U.S. Global Senior Debentures, as the case may be, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global 2006 Senior Notes, U.S. Global 2010 Senior Notes or U.S. Global Senior Debentures, as the case may be, in an amount equal to the principal amount of the beneficial interest in the U.S. Global Security to be transferred, and (B) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global 2006 Senior Notes, Offshore Global 2010 Senior Notes or Offshore Global Senior Debentures, as the case may be, in an amount equal to the principal amount of the U.S. Global Securities to be transferred, and the Trustee shall decrease the amount of the U.S. Global Securities.

                  SECTION 305E. General. By its acceptance of any 2006 Senior Notes, 2010 Senior Notes or Senior Debentures bearing the legends set forth on the face of the form of the 2006 Senior Note, 2010 Senior Note or Senior Debenture, as the case may be, each Holder of such a 2006 Senior Note, 2010 Senior Note or Senior Debenture acknowledges the restrictions on transfer of such 2006 Senior Note, 2010 Senior Note or Senior Debenture set forth in the Indenture and in such legends and agrees that it will transfer such 2006 Senior Note, 2010 Senior Note or Senior Debenture only as provided in the Indenture.

                  The Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to this Section 305E. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

SECTION 9. For the sole benefit of the Holders of the 2006 Senior Notes, Section 307 shall be amended by deleting the first paragraph thereof and replacing such paragraph in its entirety with the following:

          (a) Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid, in immediately available funds, to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.


SECTION 10. For the sole benefit of the Holders of the 2006 Senior Notes,
Section 501 shall be amended by deleting in subparagraphs (4) and (5) thereunder, the references to the amount $100 million, and replacing such references with the amount $250 million.


SECTION 11. For the sole benefit of the Holders of the 2006 Senior Notes, the first paragraph of Section 1007 of the Indenture is hereby deleted and replaced by the following paragraphs:

          The Company shall, subject to the exceptions and limitations set forth below, pay as additional interest on the Securities of any series, such additional amounts (the "Additional Amounts") as are necessary in order that the net payment to be made by the Company or by a Paying Agent on behalf of the Company, of the principal of and interest on a series of Securities to a Holder who is a non-United States Person, after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to such payment, will not be less than the amount provided in the Securities to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

          (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the Holder, or a fiduciary, settlor, beneficiary, member or shareholder of the Holder, if the Holder is an estate, trust, partnership or corporation, or a Person holding a power over an estate or trust administered by a fiduciary Holder, being considered as:

               (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

               (b) having a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

               (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

               (d) being or having a "10-percent shareholder" of the Company, as defined in Section 871(h)(3) of the United States Internal Revenue Code or any successor provision thereof; or

               (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

          (2) to any Holder that is not the sole beneficial owner of a Security, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of any Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

          (3) to any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure of the Holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States, or otherwise with respect to the status, of the Holder or beneficial owner of such Security (or any beneficiary, settlor, beneficial owner or member thereof), if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party, or by any official interpretation or ruling promulgated pursuant to any of the foregoing, as a precondition to exemption from such tax, assessment or other governmental charge;

          (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or by a Paying Agent on its behalf from the payment;

          (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

          (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

          (7) to any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of or interest on any Security, if such payment can be made without such withholding by any other Paying Agent on behalf of the Company; or

          (8) in the case of any combination of items (1), (2), (3), (4), (5),
     (6) and (7).

              The Securities are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as otherwise provided for in this Section 1007 and Section 1101, the Company shall not be required to make any payments with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

              Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any, on) or interest on, or in respect of, any Security of a series or payment of any related coupon or the net proceeds received on the sale or exchange of a Security of a series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.


SECTION 12. For the sole benefit of the Holders of the 2006 Senior Notes,
Section 1010 of the Indenture is hereby deleted in its entirety and replaced by the following Section 1010:

          Section 1010. Limitations on Liens.

          The Company shall not create, assume or suffer to exist any Lien on any of its property or assets, without securing the Securities of any applicable series equally and ratably with (or prior to) such secured Indebtedness; provided, however, that the foregoing shall apply only to Liens which in the aggregate exceed 15% of the Company's total consolidated assets as of the end of the Company's most recent accounting period preceding the creation or assumption of any such Lien (reduced by any Attributable Debt with respect to any Sale and Leaseback Transaction permitted under Section 1011 below). This restriction will not apply to Capitalized Leases or to Indebtedness secured by (a) Liens existing on January 17, 2001, and Liens on property of, or Indebtedness of, any Person at the time such Person becomes a Subsidiary (whether by acquisition or otherwise, including through merger or consolidation), (b) Liens in favor of the Company or a Subsidiary of the Company, (c) Liens existing at the time of acquisition of the assets secured thereby (including acquisition through merger or consolidation) and purchase money Liens, and (d) any extension, renewal or refunding of any Lien referred to in the foregoing clauses (a) through (c), inclusive.


SECTION 13. For the sole benefit of the Holders of the 2006 Senior Notes,
Section 1101 of the Indenture is hereby deleted in its entirety and replaced by the following Section 1101:

          Section 1101. Optional Redemption.

          In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein) or any change in, or amendments to, an official position regarding the application of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after January 9, 2001, the Company has become or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay, with respect to a series of Securities, any Additional Amounts, the Company may redeem, in accordance with this Article Eleven, all, but not less than all, the Securities of such series at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

SECTION 14. For the sole benefit of the Holders of the 2006 Senior Notes, a new
Section 1108 shall be added to the Indenture and, for the sole benefit of the Holders of the 2010 Senior Notes and Senior Debentures, the Fourth Supplemental Indenture shall be amended to add a new Section 11A which shall add a new
Section 1108 to the Indenture as follows:

          (a) Exchange Notes or Exchange Debentures may from time to time be executed by the Company and delivered to the Trustee for authentication and the Trustee shall thereupon authenticate and deliver said Exchange Notes or Exchange Debentures, upon cancellation of an equal amount of Restricted Securities tendered in exchange, upon a Company Order without further action by the Company.

          (b) No exchange of 2006 Senior Notes, 2010 Senior Notes or Senior Debentures for Exchange Notes or Exchange Debentures, as the case may be, shall occur until a Registration Statement shall have been declared effective by the Commission and any 2006 Senior Notes, 2010 Senior Notes or Senior Debentures that are exchanged for Exchange Notes or Exchange Debentures shall be cancelled by the Trustee.


SECTION 15. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS FIFTH SUPPLEMENTAL INDENTURE.


SECTION 16. This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.


SECTION 17. Except as herein amended with respect to the 2006 Senior Notes, 2010 Senior Notes and the Senior Debentures, all applicable terms, conditions and provisions of the Indenture, as supplemented, shall continue in full force and effect and shall remain binding and enforceable in accordance with their respective terms.

     IN WITNESS WHEREOF, the parties have caused this Fifth Supplemental Indenture to be duly executed and attested, all as of the day and year first written above.

                                 VIACOM INC.


                                 By:  /s/   Robert G. Freedline
                                    -------------------------------------
                                     Name:  Robert G. Freedline
                                     Title: Vice President and Treasurer


ATTEST

By: /s/   Angeline C. Straka
   ------------------------------
   Name:  Angeline C. Straka
   Title:


                                 VIACOM INTERNATIONAL INC.


                                 By:  /s/   Robert G. Freedline
                                    -------------------------------------
                                     Name:  Robert G. Freedline
                                     Title: Vice President and Treasurer


ATTEST

By: /s/   Angeline C. Straka
   ------------------------------
   Name:  Angeline C. Straka
   Title:


                                 CITIBANK, N.A.


                                 By:   /s/  Pat DeFelice
                                    -------------------------------------
                                     Name:  Pat DeFelice
                                     Title: Vice President


ATTEST

By:  /s/  Nancy Forte
   -------------------------------------
   Name:  Nancy Forte
   Title: Senior Trust Officer

                    EXHIBIT A TO FIFTH SUPPLEMENTAL INDENTURE

     Unless and until a Security is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Notes shall bear the legend set forth below on the face thereof and (ii) the Offshore Global Notes shall bear the legend set forth below on the face thereof until at least the 41st day after the Closing Date and receipt by the Company and the Trustee of a certificate substantially in the form of Appendix I hereto: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" ), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (" RULE 144A" )), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN " OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH VIACOM OR ANY AFFILIATE OF VIACOM WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE" ) EXCEPT (A) TO VIACOM OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING AND CONSISTENT WITH THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT VIACOM, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO

     CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO VIACOM AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     Each Offshore Global Note shall bear the following legend: PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

     Each Global Security shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary by a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

     Unless and until it is exchanged in whole or in part for Securities in definitive registered form in accordance with the provisions of the Indenture (as defined below) applicable to such exchange, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.

                                   VIACOM INC.

                           6.40% Senior Notes due 2006

                   Unconditionally guaranteed as to payment of
                          principal of and interest by
                            VIACOM INTERNATIONAL INC.
                   (a wholly owned subsidiary of Viacom Inc.)

No.                                                        $

                                                                   CUSIP: [    ]
                                                                     CINS: [   ]
                                                                   ISIN: [     ]

     Viacom Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on January 30, 2006 at the office or agency of the Company referred to below, and to pay interest thereon on July 30, 2001 and semi-annually thereafter, on January 30 and July 30 in each year, from January 17, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 6.40% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid, in immediately available funds, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that each installment of interest and principal on this Security may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.


     The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each holder of this Note agrees to be subject to and bound by terms and provisions set forth in such legend.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), unlimited in aggregate principal amount, issued and to be issued in one or more series under an indenture dated as of May 15, 1995 among the Company, Viacom +International Inc., as guarantor (the "Guarantor") and Citibank, N.A., as successor to State Street Bank and Trust Company and The First National Bank of Boston, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of May 24, 1995 among the Company, the Guarantor and the trustee party thereto, as supplemented and amended by the Second Supplemental Indenture and Amendment No. 1 dated as of December 15, 1995 among the Company, the Guarantor and the trustee party thereto, as supplemented by the Third Supplemental Indenture dated as of July 22, 1996, among the Company, the Guarantor and the trustee party thereto, as supplemented by the Fourth Supplemental Indenture dated as of August 1, 2000 among the Company, the Guarantor and the Trustee and as further supplemented by the Fifth Supplemental Indenture dated as of January 17, 2001 among the Company, the Guarantor and the Trustee (as so supplemented and amended, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated as 6.40% Senior Notes due 2006, initially limited in aggregate principal amount to $400,000,000. This Security is a global Security representing $[___________] of the Securities.

     INCLUDE IF SECURITY IS A GLOBAL NOTE - This Note is a "book-entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of January 17, 2001. In the event that (i) the Company fails to file an Exchange Offer Registration Statement with respect to the Notes with the Commission on or prior to the 60th calendar day following the Closing Date, (ii) the Commission does not declare such Exchange Offer Registration Statement effective on or prior to the 180th calendar day following the Closing Date, (iii) the Exchange Offer is not consummated on or prior to the 45th calendar day following the effective date of the Exchange Offer Registration Statement or (iv) if required, a Shelf Registration Statement with respect to the Notes is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or ceases to be effective or usable during the periods specified in the Registration Rights Agreement (each, a "Registration Default"), the per annum interest rate borne by the Notes shall be increased by one-quarter of one percent (0.25%) per annum from the end of the applicable period giving rise to such Registration Default. The interest rate borne by the Notes will be increased by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period during which any such Registration Default continues; provided that the aggregate increase in such annual interest rate may in no event exceed one-half of one percent (0.50%) per annum. Following the cure of all Registration Defaults, the interest rate borne by the Notes shall be reduced to the original interest rate borne by the Notes. No increase in the rate shall be payable for any period during which a Shelf Registration is effective. All accrued additional interest shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. All terms used in this Note that are defined in the Registration Rights Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Securities of this series are not subject to any sinking fund and are subject to redemption prior to maturity as set forth below.

     In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein) or any change in, or amendments to, an official position regarding the application of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after July 25, 2000, the Company has become or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay, with respect to this series of Securities, any Additional Amounts, the Company may redeem all, but not less than all, the Securities of such series at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

     INCLUDE IF SECURITY IS A GLOBAL SECURITY-In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, repurchase or conversion of this Note in part only, the Trustee, as custodian of the Depository, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

     INCLUDE IF SECURITY IS A RESTRICTED SECURITY - Subject to certain limitations in the Indenture, at any time when the Company is not subject to
Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

     If at any time, a Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, then the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     Unless the certificate of authentication hereon has been duly executed by or on behalf of Citibank, N.A., the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: January 17, 2001                   VIACOM INC.,

                                          as Issuer

                                          By
                                            ------------------------------


Attest:


----------------------------
Authorized Signature

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of a series referred to in the within-mentioned Indenture.

                                       CITIBANK, N.A., as Trustee


                                       By
                                          -----------------------------
                                           Authorized Signatory


Dated: January 17, 2001

                     GUARANTEE OF VIACOM INTERNATIONAL INC.

     FOR VALUE RECEIVED, VIACOM INTERNATIONAL INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest), if any, on this Security, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Viacom Inc. or any successor thereto (herein called the "Company") punctually to pay any such principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the identity of the Company, the validity, regularity or enforceability of this Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of this Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Security and in this Guarantee.

     The Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee or the Indenture referred to in this Security; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payment arising out of, or based upon, such right of subrogation until the principal of and interest on all Securities of the series of which the Security upon which this Guarantee is endorsed constitutes a part shall have been indefeasibly paid in full.

     The Indenture provides that in the event that this Guarantee would constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law, then the liability of the Guarantor hereunder shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

     If the Trustee or the Holder of the Security upon which this Guarantee is endorsed is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of the Security upon which this Guarantee is endorsed, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

     Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

     This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Security.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed by its Chairman of the Board, or its Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries, manually or in facsimile.

Dated: January 17, 2001                      VIACOM INTERNATIONAL INC.

                                             By
                                               -----------------------


ATTEST:
       ----------------------------

                    EXHIBIT B TO FIFTH SUPPLEMENTAL INDENTURE


     Unless and until a Security is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Notes shall bear the legend set forth below on the face thereof and (ii) the Offshore Global Notes shall bear the legend set forth below on the face thereof until at least the 41st day after the Closing Date and receipt by the Company and the Trustee of a certificate substantially in the form of Appendix I hereto: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" ), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A" )), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH VIACOM OR ANY AFFILIATE OF VIACOM WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE" ) EXCEPT (A) TO VIACOM OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING AND CONSISTENT WITH THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT VIACOM, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL,

CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO VIACOM AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     Each Offshore Global Note shall bear the following legend: PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

     Each Global Security shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary by a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

     Unless and until it is exchanged in whole or in part for Securities in definitive registered form in accordance with the provisions of the Indenture (as defined below) applicable to such exchange, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.

                                   VIACOM INC.

                           7.70% Senior Notes due 2010

                   Unconditionally guaranteed as to payment of
                          principal of and interest by
                            VIACOM INTERNATIONAL INC.
                   (a wholly owned subsidiary of Viacom Inc.)

No. [_]                                                        $[______________]

                                                                  CUSIP: [    ]
                                                                     CINS: [   ]
                                                                   ISIN: [     ]

     Viacom Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on July 30, 2010 at the office or agency of the Company referred to below, and to pay interest thereon on January 30, 2001 and semi-annually thereafter, on January 30 and July 30 in each year, from January 17, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7.70% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid, in immediately available funds, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall, in the case of the payment of interest on January 30, 2001, be January 17, 2001, and thereafter be the January 15 or July 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that each installment of interest and principal on this Security may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

     The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each holder of this Note agrees to be subject to and bound by terms and provisions set forth in such legend.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), unlimited in aggregate principal amount, issued and to be issued in one or more series under an indenture dated as of May 15, 1995 among the Company, Viacom +International Inc., as guarantor (the "Guarantor") and Citibank, N.A., as successor to State Street Bank and Trust Company and The First National Bank of Boston, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of May 24, 1995 among the Company, the Guarantor and the trustee party thereto, as supplemented and amended by the Second Supplemental Indenture and Amendment No. 1 dated as of December 15, 1995 among the Company, the Guarantor and the trustee party thereto, as supplemented by the Third Supplemental Indenture dated as of July 22, 1996, among the Company, the Guarantor and the trustee party thereto, as supplemented by the Fourth Supplemental Indenture dated as of August 1, 2000 among the Company, the Guarantor and the Trustee and as further supplemented by the Fifth Supplemental Indenture dated as of January 17, 2001 among the Company, the Guarantor and the Trustee (as so supplemented and amended, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated as 7.70% Senior Notes due 2010, initially limited in aggregate principal amount to $500,000,000. This Security is a global Security representing $[___________] of the Securities.

     INCLUDE IF SECURITY IS A GLOBAL NOTE - This Note is a "book-entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of January 17, 2001. In the event that (i) the Company fails to file an Exchange Offer Registration Statement with respect to the Notes with the Commission on or prior to the 60th calendar day following the Closing Date, (ii) the Commission does not declare such Exchange Offer Registration Statement effective on or prior to the 180th calendar day following the Closing Date, (iii) the Exchange Offer is not consummated on or prior to the 45th calendar day following the effective date of the Exchange Offer Registration Statement or (iv) if required, a Shelf Registration Statement with respect to the Notes is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or ceases to be effective or usable during the periods specified in the Registration Rights Agreement (each, a "Registration Default"), the per annum interest rate borne by the Notes shall be increased by one-quarter of one percent (0.25%) per annum from the end of the applicable period giving rise to such Registration Default. The interest rate borne by the Notes will be increased by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period during which any such Registration Default continues; provided that the aggregate increase in such annual interest rate may in no event exceed one-half of one percent (0.50%) per annum. Following the cure of all Registration Defaults, the interest rate borne by the Notes shall be reduced to the original interest rate borne by the Notes. No increase in the rate shall be payable for any period during which a Shelf Registration is effective. All accrued additional interest shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. All terms used in this Note that are defined in the Registration Rights Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Securities of this series are not subject to any sinking fund and are subject to redemption prior to maturity as set forth below.

     In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein) or any change in, or amendments to, an official position regarding the application of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after July 25, 2000, the Company has become or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay, with respect to this series of Securities, any Additional Amounts, the Company may redeem all, but not less than all, the Securities of such series at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

     The Securities of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' prior notice, on any date prior to their maturity at a Redemption Price equal to the sum of 100% of the principal amount thereof and the Make-Whole Amount and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

     In the case of any partial redemption, selection of the Securities of this series for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities of this series are listed or, if the Securities of this series are not listed on a national securities exchange, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate; provided that no Securities of this series of $1,000 in principal amount or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security.

     INCLUDE IF SECURITY IS A GLOBAL SECURITY-In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, repurchase or conversion of this Note in part only, the Trustee, as custodian of the Depository, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

     INCLUDE IF SECURITY IS A RESTRICTED SECURITY - Subject to certain limitations in the Indenture, at any time when the Company is not subject to
Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

     If at any time, a Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, then the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     Unless the certificate of authentication hereon has been duly executed by or on behalf of Citibank, N.A., the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: January 17, 2001                VIACOM INC.,

                                       as Issuer

                                       By
                                         ----------------------------------

Attest:


----------------------------------
Authorized Signature

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of a series referred to in the within-mentioned Indenture.

                                            CITIBANK, N.A., as Trustee


                                            By
                                              --------------------------
                                                  Authorized Signatory
Dated: January 17, 2001

                     GUARANTEE OF VIACOM INTERNATIONAL INC.


     FOR VALUE RECEIVED, VIACOM INTERNATIONAL INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest), if any, on this Security, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Viacom Inc. or any successor thereto (herein called the "Company") punctually to pay any such principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the identity of the Company, the validity, regularity or enforceability of this Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of this Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Security and in this Guarantee.

     The Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee or the Indenture referred to in this Security; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payment arising out of, or based upon, such right of subrogation until the principal of and interest on all Securities of the series of which the Security upon which this Guarantee is endorsed constitutes a part shall have been indefeasibly paid in full.

     The Indenture provides that in the event that this Guarantee would constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law, then the liability of the Guarantor hereunder shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

     If the Trustee or the Holder of the Security upon which this Guarantee is endorsed is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of the Security upon which this Guarantee is endorsed, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

     Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

     This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Security.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed by its Chairman of the Board, or its Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries, manually or in facsimile.

Dated: January 17, 2001                     VIACOM INTERNATIONAL INC.


                                            By
                                              --------------------------

ATTEST:
       -------------------------

                    EXHIBIT C TO FIFTH SUPPLEMENTAL INDENTURE

     Unless and until a Security is exchanged for an Exchange Note or sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement, (i) the U.S. Global Notes shall bear the legend set forth below on the face thereof and (ii) the Offshore Global Notes shall bear the legend set forth below on the face thereof until at least the 41st day after the Closing Date and receipt by the Company and the Trustee of a certificate substantially in the form of Appendix I hereto: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT" ), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A" )), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DATE ON WHICH VIACOM OR ANY AFFILIATE OF VIACOM WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE" ) EXCEPT (A) TO VIACOM OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION WITHIN THE MEANING AND CONSISTENT WITH THE TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT VIACOM, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO

EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO VIACOM AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     Each Offshore Global Note shall bear the following legend: PRIOR TO EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

     Each Global Security shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Any Global Security issued hereunder shall bear a legend in substantially the following form: This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary by a nominee of the Depositary, by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such a successor Depositary.

     Unless and until it is exchanged in whole or in part for Securities in definitive registered form in accordance with the provisions of the Indenture (as defined below) applicable to such exchange, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depository or a nominee of such successor Depository.

                                   VIACOM INC.

                        7.875% Senior Debentures due 2030

                   Unconditionally guaranteed as to payment of
                          principal of and interest by
                            VIACOM INTERNATIONAL INC.
                   (a wholly owned subsidiary of Viacom Inc.)

No. [_]                                                          $[____________]

                                                                  CUSIP: [    ]
                                                                     CINS: [   ]
                                                                   ISIN: [     ]

     CUSIP: [ ] Viacom Inc., a Delaware corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on July 30, 2030, at the office or agency of the Company referred to below, and to pay interest thereon on January 30, 2001 and semi-annually thereafter, on January 30 and July 30 in each year, from January 17, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 7.875% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid, in immediately available funds, to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall, in the case of the payment of interest on January 30, 2001, be January 17, 2001, and thereafter be the January 15 or July 15, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such defaulted interest, may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that each installment of interest and principal on this Security may at the Company's option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

     The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each holder of this Note agrees to be subject to and bound by terms and provisions set forth in such legend.

     This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), unlimited in aggregate principal amount, issued and to be issued in one or more series under an indenture dated as of May 15, 1995 among the Company, Viacom International Inc., as guarantor (the "Guarantor") and Citibank, N.A., as successor to State Street Bank and Trust Company and The First National Bank of Boston, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by the First Supplemental Indenture dated as of May 24, 1995 among the Company, the Guarantor and the trustee party thereto, as supplemented and amended by the Second Supplemental Indenture and Amendment No. 1 dated as of December 15, 1995 among the Company, the Guarantor and the trustee party thereto, as supplemented by the Third Supplemental Indenture dated as of July 22, 1996, among the Company, the Guarantor and the trustee party thereto, as supplemented by the Fourth Supplemental Indenture dated as of August 1, 2000 among the Company, the Guarantor and the Trustee and as further supplemented by the Fifth Supplemental Indenture dated as of January 17, 2001 among the Company, the Guarantor and the Trustee (as so supplemented and amended, the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated as 7.875% Senior Debentures due 2030, initially limited in aggregate principal amount to $750,000,000. This Security is a global Security representing $[____________] of the Securities.

     INCLUDE IF SECURITY IS A GLOBAL NOTE - This Note is a "book-entry" Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and integral multiples thereof. As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

     The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of January 17, 2001. In the event that (i) the Company fails to file an Exchange Offer Registration Statement with respect to the Notes with the Commission on or prior to the 60th calendar day following the Closing Date, (ii) the Commission does not declare such Exchange Offer Registration Statement effective on or prior to the 180th calendar day following the Closing Date, (iii) the Exchange Offer is not consummated on or prior to the 45th calendar day following the effective date of the Exchange Offer Registration Statement or (iv) if required, a Shelf Registration Statement with respect to the Notes is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or ceases to be effective or usable during the periods specified in the Registration Rights Agreement (each, a "Registration Default"), the per annum interest rate borne by the Notes shall be increased by one-quarter of one percent (0.25%) per annum from the end of the applicable period giving rise to such Registration Default. The interest rate borne by the Notes will be increased by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period during which any such Registration Default continues; provided that the aggregate increase in such annual interest rate may in no event exceed one-half of one percent (0.50%) per annum. Following the cure of all Registration Defaults, the interest rate borne by the Notes shall be reduced to the original interest rate borne by the Notes. No increase in the rate shall be payable for any period during which a Shelf Registration is effective. All accrued additional interest shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. All terms used in this Note that are defined in the Registration Rights Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Securities of this series are not subject to any sinking fund and are subject to redemption prior to maturity as set forth below.

     In the event that as a result of any change in, or amendments to, any laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein) or any change in, or amendments to, an official position regarding the application of such laws, regulations or rulings, which change or amendment is announced or becomes effective thereunder after July 25, 2000, the Company has become or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay, with respect to this series of Securities, any Additional Amounts, the Company may redeem all, but not less than all, the Securities of such series at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest on the relevant Interest Payment Date).

     The Securities of this series will be redeemable at any time, at the option of the Company, in whole or from time to time in part, upon not less than 30 nor more than 60 days' prior notice, on any date prior to their maturity at a Redemption Price equal to the sum of 100% of the principal amount thereof and the Make-Whole Amount and any accrued and unpaid interest, to the Redemption Date (subject to the rights of holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the relevant Interest Payment Date).

     In the case of any partial redemption, selection of the Securities of this series for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities of this series are listed or, if the Securities of this series are not listed on a national securities exchange, by lot or by such other method as the Trustee in its sole discretion shall deem to be fair and appropriate; provided that no Securities of this series of $1,000 in principal amount or less shall be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security.

     INCLUDE IF SECURITY IS A GLOBAL SECURITY-In the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, repurchase or conversion of this Note in part only, the Trustee, as custodian of the Depository, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.

     INCLUDE IF SECURITY IS A RESTRICTED SECURITY - Subject to certain limitations in the Indenture, at any time when the Company is not subject to
Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended, upon the request of a Holder of a Restricted Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder, to the extent required to permit compliance by any such Holder with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

     As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Security on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in New York, New York or at such other office or agency as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

     If at any time, a Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, then the Company will execute and the Trustee will authenticate and deliver Securities in definitive registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of this Security in exchange for this Security. Such Securities in definitive registered form shall be registered in such names and issued in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

     Unless the certificate of authentication hereon has been duly executed by or on behalf of Citibank, N.A., the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: January 17, 2001             VIACOM INC.,

                                    as Issuer

                                    By
                                      ----------------------------------
Attest:

--------------------------
Authorized Signature

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of a series referred to in the within-mentioned Indenture.

                                          CITIBANK, N.A., as Trustee


                                          By
                                             --------------------------
                                                Authorized Signatory


Dated: January 17, 2001

                     GUARANTEE OF VIACOM INTERNATIONAL INC.

     FOR VALUE RECEIVED, VIACOM INTERNATIONAL INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest), if any, on this Security, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Viacom Inc. or any successor thereto (herein called the "Company") punctually to pay any such principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, as if such payment were made by the Company.

     The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of the identity of the Company, the validity, regularity or enforceability of this Security or said Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of this Security with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in this Security and in this Guarantee.

     The Guarantor shall be subrogated to all rights of the Holder of this Security against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee or the Indenture referred to in this Security; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payment arising out of, or based upon, such right of subrogation until the principal of and interest on all Securities of the series of which the Security upon which this Guarantee is endorsed constitutes a part shall have been indefeasibly paid in full.

     The Indenture provides that in the event that this Guarantee would constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law, then the liability of the Guarantor hereunder shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

     If the Trustee or the Holder of the Security upon which this Guarantee is endorsed is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of the Security upon which this Guarantee is endorsed, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

     Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

     This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed has been signed by the Trustee under the Indenture referred to in this Security.

     IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed by its Chairman of the Board, or its Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries, manually or in facsimile.

Dated: January 17, 2001                         VIACOM INTERNATIONAL INC.


                                                By
                                                  -----------------------

ATTEST:
       -----------------------------

                   APPENDIX I TO FIFTH SUPPLEMENTAL INDENTURE


                              EXCHANGE CERTIFICATE

                                   VIACOM INC.

                           6.40% Senior Notes due 2006

                           7.70% Senior Notes due 2010

                        7.875% Senior Debentures due 2030

To:      Viacom Inc.
         1515 Broadway
         New York, NY 10036

         Citibank N.A.
         111 Wall Street, 14th Floor
         New York, NY 10005

     We, as the seller of the Notes ("Seller"), are requesting a transfer (tick one of the following) of:

- our beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2010 Senior Notes / Offshore Global Senior Debentures] to a purchaser wanting to receive a beneficial interest in the [U.S. Global 2006 Senior Notes / U.S. Global 2010 Senior Notes / U.S. Global Senior Debentures].

- our beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2010 Senior Notes / Offshore Global Senior Debentures] to a purchaser wanting to receive a definitive restricted [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2010 Senior Notes / Offshore Global Senior Debentures] to a purchaser wanting to receive a definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture]to a purchaser wanting to receive a beneficial interest in the [U.S. Global 2006 Senior Notes / U.S. Global 2010 Senior Notes / U.S. Global Senior Debentures].

- our unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive a restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive a beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2010 Senior Notes / Offshore Global Senior Debentures].

- our unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive an unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive a beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2010 Senior Notes / Offshore Global Senior Debentures].

- our restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive a beneficial interest in the [U.S. Global 2006 Senior Notes / U.S. Global 2010 Senior Notes / U.S. Global Senior Debentures].

- our restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive an unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture] to a purchaser wanting to receive a restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our beneficial interest in the [U.S. Global 2006 Senior Notes / U.S. Global 2011 Senior Notes / U.S. Global Senior Debentures] to a purchaser wanting to receive a beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2011 Senior Notes / Offshore Global Senior Debentures].

- our beneficial interest in the [Offshore Global 2006 Senior Notes / Offshore Global 2011 Senior Notes / Offshore Global Senior Debentures] to a purchaser wanting to receive a restricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

- our beneficial interest in the [U.S. Global 2006 Senior Notes / U.S. Global 2011 Senior Notes / U.S. Global Senior Debentures] to a purchaser wanting to receive an unrestricted definitive [2006 Senior Note / 2010 Senior Note / Senior Debenture].

     In connection with such request, and in respect of such Securities, we, as the Seller do hereby certify that such Securities are being transferred in accordance with the transfer restrictions set forth in the offering memorandum prepared in connection with the issuance of the Securities and the Securities and that we are transferring such Securities (tick one of the following):

- to a person who the Seller reasonably believes is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a "qualified institutional buyer" (as defined in Rule 144A of the United States Securities Act of 1933, as amended (the "Securities Act")); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A; and such transaction meets the requirements of Rule 144A and is in accordance with any applicable securities laws of any state of the United States or any other jurisdiction, or

- in accordance with Regulation S under the Securities Act, and accordingly the Seller does hereby certify that:

               (i) the offer of the Securities was not made to a person in the United States;

               [(ii) at the time the buy order was originated, the Buyer was outside of the United States or the Seller or any person acting on its behalf reasonably believed that the Buyer was outside the United States;](1)

               [(ii) the transaction was executed in, or on or through the facilities of a designated offshore securities market and neither the Seller nor any person acting on its behalf knows that the transaction was prearranged with a Buyer in the United States;](1)

               (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

               (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

               (v) with regard to transfers occurring within the 40-Day Restricted Period, any beneficial interest in [Offshore Global 2006 Senior Notes / Offshore Global 2011 Senior Notes / Offshore Global Senior Debentures] shall be held through either Euroclear or Clearstream, Luxembourg.

- other than in accordance with the above and documents are being furnished to the Company and the Registrar which comply with the conditions of transfer set forth in the [2006 Senior Note / 2010 Senior Note / Senior Debenture] and the relevant agreements.


If none of the foregoing boxes are ticked, the Registrar shall not be obliged to register the transfer of the [2006 Senior Note / 2010 Senior Note / Senior Debenture].

Reference is hereby made to the Fifth Supplemental Indenture dated as of January 17, 2001, among Viacom Inc.(the "Company"), Viacom International Inc. (the "Guarantor") and Citibank, N.A. to the Indenture dated as of May 15, 1995, among the Company, the Guarantor and the trustee party thereto, as supplemented by the First Supplemental Indenture, dated as of May 24, 1995, among the Company, the Guarantor and the trustee party thereto, as supplemented and amended by the Second Supplemental Indenture and Amendment No. 1, dated as of December 15, 1995, among the Company, the Guarantor and the trustee party thereto, as supplemented by the Third Supplemental Indenture, dated as of July 22, 1996, among the Company, the Guarantor and the trustee party thereto and as further supplemented by the Fourth Supplemental Indenture, dated as of August 1, 2000 among the Company, the Guarantor and the Trustee (as so amended, the "Indenture"). Terms used but not defined herein shall have the meanings given to them in the Indenture. Other terms shall have the meanings given to them in Regulation S.

[NAME OF SELLER]

By:
    --------------------------------
      Name of Seller

Dated:
      ------------------------------





------------------------------

(1)   Include only one of alternative paragraphs (ii) as appropriate.

                                FORM OF TRANSFER


FOR VALUE RECEIVED, the undersigned hereby transfers to


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                     (PRINT NAME AND ADDRESS OF TRANSFEREE)

U.S.$_______ principal amount of this Security, and all rights with respect thereto, and irrevocably constitutes and appoints __________________ as attorney to transfer this Security on the books kept for registration thereof, with full power of substitution.

Dated
       ---------------------------             ------------------------------
                                               Certifying Signature


Signed
       ---------------------------



Note:

     (i) The signature on this transfer form must correspond to the name as it appears on the face of this Security.

     (ii) A representative of the holder of this Security should state the capacity in which he or she signs (e.g., executor).

     (iii) The signature of the person effecting the transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or shall be certified by a recognized bank, notary public or in such other manner as the paying agent, acting in its capacity as transfer agent or the Trustee, acting in its capacity as registrar, may require.